United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada	89119-3720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 17, 2005, Shuffle Master, Inc. (the “Company”) filed Articles of Correction of Articles of Amendment of Articles of Incorporation, included herein as exhibit 3.1.

Item 8.01 Other Events

On March 15, 2005, the Shareholders of the Company elected Dr. Mark L. Yoseloff, Ken Robson, Garry W. Saunders, and Louis Castle, each as Directors of the Company to hold office until the next Annual Meeting of the Company or until their successors are elected.

On March 15, 2005, Don R. Kornstein’s term as a Director of the Company expired.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1 Articles of Correction of Articles of Amendment of Articles of Incorporation of Shuffle Master, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: March 18, 2005

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer